Baby Boom Economy PortfoliosSM — Growth & Income	Series 01J [ 1/23/2001 - Current Offering] | cusip: 29471T691
Fund Overview
As of January 30, 2001
Closing NAV: 0.98253	Previous Close: 0.98135	Change: +0.00118	% Change: +0.12024%

The Objective:
The Portfolio seeks total return through capital appreciation and current income, by investing approximately 75% of its assets in a diversified portfolio of global equity securities and 25% in fixed-income securities for about one year.

The Strategy:
The baby boomers, the generation born between 1946 and 1964, have remarkably consistent saving, spending and lifestyle patterns. Their past spending appears to have a direct correlation with the growth of certain industries that meet the boomers' needs. We believe that as the baby boomers and their children mature and adjust their lives for later years, their spending patterns are likely to have a positive effect on the industries represented in the Portfolio.

The Portfolio invests approximately 75% of its assets in a number of stocks favored by demographic trends — companies which we expect to experience growth as baby boomers grow older. Portfolio Consultants William Sterling and Stephen Waite, authors of the book Boomernomics, have selected the stocks for this Portfolio with the aid of their team of financial professionals. They believe that in the decade to come, economic globalization and advances in technology, coupled with the spending and saving patterns of this demographic group, are likely to have an important impact on the health-care, technology, telecommunications, consumer products and financial services industries.

The Portfolio invests approximately 25% of its assets in fixed-income securities consisting of U.S. Government Treasury Securities with various maturities.

The stocks in this Portfolio are drawn from the following industries:

Approximate Portfolio Percentages as of 1/19/01

Technology	25%
Financial Services	10%
Pharmaceuticals	9%
Banks	8%
Retail	8%
Telecommunications	8%
Insurance	6%
Internet	5%
Biotechnology	4%
Diversified Manufacturing	3%
Electronics	3%
Energy	3%
Advertising	2%
Electrical Components & Equipment	2%
Media	2%
Cable	1%
Healthcare-Products	1%

The following countries are represented in the Portfolio:

Approximate Portfolio Percentages as of 1/19/01

United States	79%
Sweden	5%
United Kingdom	5%
France	3%
Japan	3%
Switzerland	3%
Canada	2%

Offered By: This portfolio is offered by Merrill Lynch (BBA01J), Morgan Stanley Dean Witter (BBAA01J); Special Dealer - PaineWebber (BBA01J).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Tuesday, January 30, 2001
Security	Symbol	Price	% of Portfolio
US TREASURY ( 7.5% - February 15, 2005)		109.31	5.23
US TREASURY ( 5.875% 15-FEB-2004)		102.94	4.93
US TREASURY ( 5.625% 15-FEB-2006)		102.90	4.93
US TREASURY (6.25% 28-FEB-2002)		101.65	4.87
US Treasury (5.5% February 28, 2003)		101.60	4.86
General Electric Company	GE	46.25	2.21
Northern Trust Corporation	NTRS	78.06	2.08
J.P. Morgan Chase & Company	JPM	55.98	2.06
Bank of New York Co. Inc.	BK	55.25	2.03
Vodafone Group PLC	VOD	36.25	1.97
Lehman Brothers Holdings Inc.	LEH	85.20	1.96
EMC Corporation	EMC	78.75	1.96
Julius Baer Holding Limited	BAER SW	5,313.72	1.96
Omnicom Group Inc.	OMC	90.99	1.93
Wal-Mart Stores, Inc.	WMT	53.77	1.88
Axa	AXA	67.50	1.86
Svenska Handelsbanken - A Shares	SHBA SS	16.47	1.79
Rational Software Corporation	RATL	54.88	1.72
Cisco Systems, Inc.	CSCO	38.00	1.68
Lowe s Companies	LOW	50.78	1.64
Best Buy Company, Inc.	BBY	48.93	1.62
Skandia Forsakrings AB	SDIA SS	17.89	1.58
Microsoft Corporation	MSFT	63.38	1.58
SmartForce Public Limited Company	SMTF	43.00	1.54
Goldman Sachs Group Inc.	GS	118.62	1.53
American International Group, Inc.	AIG	87.30	1.53
The Home Depot, Inc.	HD	46.00	1.52
Viacom Inc.	VIAB	56.95	1.52
Enron Corporation	ENE	78.50	1.52
VERITAS Software Corporation	VRTS	102.13	1.50
Nortel Networks Corporation	NT	39.00	1.47
Xilinx, Inc.	XLNX	52.81	1.46
i2 Technologies, Inc.	ITWO	55.56	1.43
Brocade Communications Systems, Inc.	BRCD	98.50	1.36
Network Appliance, Inc.	NTAP	58.13	1.28
Broadcom Corporation	BRCM	112.94	1.25
Juniper Networks, Inc.	JNPR	112.44	1.24
Colt Telecom Group plc	COLT	110.13	1.22
Keyence Corporation 6861 JP	KYC JP	248.79	1.15
Ariba, Inc.	ARBA	38.50	1.13
Charter Communications, Inc.	CHTR	22.81	1.11
JDS Uniphase Corporation	JDSU	59.50	1.10
Digex, Incorporated	DIGX	28.81	1.09
SONY Corporation	SNE	73.00	1.08
Power-One, Inc.	PWER	44.88	1.07
PMC-Sierra, Inc.	PMCS	77.50	1.07
Genentech, Inc.	DNA	61.80	0.85
Andrx Group	ADRX	69.31	0.83
Millennium Pharmaceuticals	MLNM	52.88	0.83
American Home Products Corporation	AHP	58.60	0.81
Pfizer, Inc.	PFE	44.28	0.77
Eli Lilly and Company	LLY	79.81	0.73
GlaxoSmithKline PLC	GSK	52.15	0.72
Pharmacia Corporation	PHA	55.18	0.71
Bristol-Myers Squibb Company	BMY	62.33	0.69
CuraGen Corporation	CRGN	40.81	0.45
Ballard Power Systems Inc.	BLDP	75.81	0.42
Human Genome Sciences, Inc.	HGSI	64.19	0.41
FuelCell Energy, Inc.	FCEL	69.75	0.39
Sepracor Inc.	SEPR	68.94	0.38
Abgenix, Inc.	ABGX	45.25	0.37
Capstone Turbine Corporation	CPST	40.31	0.37
Chiron Corporation	CHIR	43.69	0.36
Immunex Corporation	IMNX	32.63	0.36
ImClone Systems, Inc.	IMCL	38.36	0.35
Phonak Holding AG	PHBN SW	3,830.25	0.35
MedImmune, Inc.	MEDI	41.56	0.31

Selection Methodology:

The Portfolio Consultants for this Portfolio are Wall Street veterans William Sterling and Stephen Waite, authors of the book, Boomernomics, and authorities on the trends of baby boomers. Sterling and Waite, together with Trilogy Advisors, Inc., select the securities they believe are likely to benefit from future baby boomer trends.

Fees & Expenses
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested
Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including creation and development fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.386% of net assets)	$3.82

Estimated Organization Costs	$1.18

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

The Growth and Income Portfolio is designed to meet the financial needs of investors who are generally in their prime earning years. While they frequently can afford to invest more of their money, they have less time in the workforce to recover assets in the event of a loss in the stock market.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective. This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. Interest rate increases could also adversely affect the value of this Portfolio.

A substantial portion of the stocks in this Portfolio are of foreign issuers and can involve special risks, including higher price volatility and currency fluctuations.

The Portfolio is concentrated in stocks in the technology sector, which may involve special risks.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, certain individuals may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Your taxable income is expected to include foreign withholding taxes. Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | Morgan Stanley Dean Witter | PaineWebber

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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